APPENDIX A

MULTIPLE CLASS PLAN
ADVISOR MANAGED PORTFOLIOS

FUND	Maximum Initial Sales Charge	Maximum CDSC	Maximum 12b-1 Fee	Maximum Shareholder Servicing Fee	Redemption Fees
1919 Financial Services Fund
Class A	5.75%	Generally, none	0.25%	None	None
Class C	None	1.00%	1.00%	None	None
Class FI	None	None	0.25%	None	None
Class R	None	None	0.50%	None	None
Class I	None	None	None	None	None
1919 Socially Responsive Balanced Fund
Class A	5.75%	Generally, none	0.25%	None	None
Class C	None	1.00%	1.00%	None	None
Class FI	None	None	0.25%	None	None
Class R	None	None	0.50%	None	None
Class I	None	None	None	None	None
1919 Maryland Tax-Free Income Fund
Class A	5.75%	Generally, none	0.25%	None	None
Class C	None	1.00%	1.00%	None	None
Class FI	None	None	0.25%	None	None
Class I	None	None	None	None	None
1919 Variable Socially Responsive Balanced Fund	None	None	None	None	None
Bramshill Income Performance Fund
Investor Class	None	None	0.25%	None	None
Institutional Class	None	None	None	None	None
Miller Income Fund
Class A	5.75%	None	0.25%	None	None
Class C	None	1.00%	1.00%	None	None
Class FI	None	None	0.25%	None	None
Class I	None	None	None	None	None
Opportunity Trust
Class A	5.75%	None	0.25%	None	None
Class C	None	1.00%	1.00%	None	None

Class FI	None	None	0.25%	None	None
Class R	None	None	0.50%	None	None
Class I	None	None	None	None	None
Class IS	None	None	None	None	None
Ramirez Core Bond Fund
Retail Class	None	None	0.25%	None	None
Institutional Class	None	None	None	None	None
Ramirez Government Money Market Fund
Retail Class	None	None	0.25%	None	None
Institutional Class	None	None	None	None	None
Regan Total Return Income Fund
Institutional Class	0%	0%	None	0.10%	None
Investor Class	0%	0%	0.25%	0.15%	None

Zevenbergen Growth Fund
Investor Class	None	None	0.25%	0.15%	1.00% shares held 90 days or less
Institutional Class	None	None	None	0.10%	1.00% shares held 90 days or less
Zevenbergen Genea Fund
Investor Class	None	None	0.25%	0.15%	1.00% shares held 90 days or less
Institutional Class	None	None	None	0.10%	1.00% shares held 90 days or less

Appendix last updated and Approved by the Board of Trustees August 31, 2023